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Podcast

On November 3, 2022, Howard Lindzon published an episode of the “Panic with Friends” podcast titled: “Sami Issa and Maggie Love of W3BCloud on Powering Web3 With Compute Infrastructure... May a Thousand Blockchains Bloom (EP.226).” A transcript of the podcast episode is provided below.

TRANSCRIPT

Hi my name is Maggie Love and I am with my co-founder Sami Issa of web3 cloud

[Music] and we’re panicked about Howard’s NFT collection

[Music]

Knut hello Howard how are you buddy I am excellent how are you doing my friend I’m doing good I am excited we are going to do a series of shows over the next few months around what has me most excited I I know people know that have listened to the show I’ve heard me talk about crypto we’ve had multi-coin people on I’ve been a very um what do you call a drafter behind smart people of web3 and learning as you know and and being skeptical but yet uh probing and through all this time I’m ready, you know I have my angle of attack of how I want to spend the next 10 years you know working on the blockchain and infrastructure and web 3 and NFTs and community and I’ve seen enough people both make a lot of money blow up complain uh do things wrong do things right um I consider myself a fast follower as you know I don’t like to break ground I leave it to the people like Fred Wilson and our guest today but once I sense kind of a Tipping Point or a catalyst and I and I consider a catalyst happening right now or November 2022 the

Catalyst being a bear Market which is I don’t know what they call it in crypto nuclear crypto Winters I don’t know what we’re in in crypto we’re just in a real bear market so it’s just you know in a bear Market Knute everything’s correlated so it doesn’t matter crypto is not correlated I think there was a couple years there where everybody thought crypto was going to the Moon despite the Market’s going down now we realize it’s all correlated so that is my impetus for leaning in and when I say leaning in I believe until facts change when I got into the web 2 uh 2006 when

YouTube and Twitter came out it wasn’t a LinkedIn guy and then the crash happened it wasn’t related to anything YouTube or web 2 but the financial crisis happened. Web3 already’s had a couple booms but now we’re in a global uh not financial crisis yet but we’re in a global bear Market in equity in pricing so it’s going to shake the boots uh and shake valuations and Shake people’s true confidence and really force people to come up with business models and I think there’s enough infrastructure which is the topic of today because you need infrastructure to allow the entrepreneurs to build good shit and then you need um you need proper pricing so so expectations are set so I think we have a uh all this happening expectation reset uh pricing reset and infrastructure growth and business people like me who aren’t first first come first we don’t attack it first because we don’t understand a lot of the tech now coming into the space and so who better to to have on than friends of mine and I say friends of them because I think we don’t talk about it often on this show but um social Leverage acquisition Corp SLAC which is a company I’m CEO of has announced a proposed merger with web3 cloud and as I said I’m CEO of slack and social leverage fund 4 one of our funds our latest funds where I’m at GP is a shareholder a member of the sponsor group so that’s just out front full disclosure doesn’t mean we can’t talk about it and now is the time that I feel like it’d be a great time to have the founders of the company web 3 Cloud on the show to talk about all the things that got me excited but all the work that had to be done behind the scenes and continues you need to get done in infrastructure and onboarding people to the web 3 or web 2.1 or wherever we’re going to call it does that make sense to you Knute yeah it sounds like a great idea so I’ve got SamC Issa and I’ve got

Maggie Love which is a great name not that Issa is not a good name but Love and we’ve got Maggie Love uh she’s I think she’s in Brooklyn today and Sami is in New York Manhattan and um they have an incredible founder origin story that we’ll get into um Maggie is the co-founder of of web3 cloud and director of ecosystem and Partnerships and she’s focused on deploying compute and storage infrastructure for web3 protocols now that’s a mouthful and we’ll get into all this stuff um and web3 cloud is a joint venture between Consensus and Consensus is a very early ethereum backer and adopter and ecosystem and Advanced Micro Devices and that becomes important we’ll talk about that and then she’s also the founder of She-Fi s-h-e-f-i which is a crypto educational

Initiative for women which is phenomenal great name great everything great website and since 2020 she’s onboarded a thousand women through the program so imagine that’ll be in the tens of thousands of of women over the next few years impressive running program so yeah so we’ll get their origin story talk about everything she knows and and why she’s excited about this and then we also have my friend Sami Issa who’s the CEO and founder of web3 cloud born in

Cairo educated in Cairo long story short he knows infrastructure he spent 20 plus years at Intel uh he’s helped build Global Foundries and

um you know interesting story he went to ASU like us it’s great yeah so they are worried about my NFT portfolio from what I heard and I want to put their hearts at ease because Howie has a very tiny if not almost zero-ish of valuable NFTs so um we want to talk about the words compute we want to talk about the words trustless we want to talk about the words web3 we want to talk about infrastructure web 3 protocols and so we’re not going to talk about the company until we explain their passion and understanding of the space and give people kind of a a glossary of why this is an important time and era and the future right as we think about web 2 and all the Goliath and why blockchain and infrastructure and compute are important so welcome Maggie and Sami thank you great to be here thank you yes great to be here so I’m gonna ask and you both can chime in because I want people to understand the word compute in a in a web 2 and web 3 sense uh Sami because because of your your background in in foundries and at Intel what what what should people understand when they hear that um so anytime every time you do anything in on your phone or most of the functions that you do on your mobile phone or your laptop uh any of the social media activities I’m sure many of us I don’t Tick Tock half of the day uh snap Facebook whatever it is the platform you’re trading uh crypto you’re trading stock you’re one of the platforms the front end of that is running on your mobile phone your laptop but then there is a massive compute uh computer somewhere in the world in a big data center communicating with your terminal whether it is a phone or a laptop or PC desktop executing the functions that you are requesting so compute under pins everything we do on the internet today and and it underpins everything we do on the internet today and it underpins everything we do on web3 as well and it’s it’s a very very important infrastructure needed for our day and our the way we live (music)

so Sami does Amazon compute mean something different from AMD compute or

Nvidia GPU like explain so people when they hear the lingo in in financial media intact like what’s the easiest way to think about it as applied to crypto and the web so AMD and Nvidia and Intel make the

semiconductors uh that basically the building blocks semiconductors that constitute a compute AWS would buy those semiconductors and big boxes and repeat them thousands and thousands of times and big massive data centers uh where the applications run uh whether it is Tick Tock or other applications that you every everyone of us use today eh run so there is a whole supply chain from you know entities that make the semiconductors entities that manufacture the semiconductors like Global families or tsmc to Cloud providers like Google or or AWS that use that Hardware to service the applications that you and I and everybody uses today every day does that make sense yes so what’s different between web 3 infrastructure than in web

2 infrastructure the key differentiation here is um as we transition to web 3 the notion of decentralization the invention of the blockchain

allowed us to create trust outside of a

giant uh tech company and decentralization is basically the ethos of web3 means that compute is not owned by one particular entity and you are not in essence eh have to run within their platform computers decentralized across the globe it is uh permissionless uh you know nobody can shut you down nobody can tell you you can you can get in or not get in you can develop your application on it on that decentralized compute infrastructure and you’re not imprisoned in it you can take your applications and move it to another platform uh easily so decentralization is the key notion of web3 and that’s possible because of the invention of a blockchain technology and so theoretically explain for the cynical so now a company pays you or hires web 3 Cloud aren’t they in a way somewhat decentralized because they can call you and complain well I mean if you if you look at um the the different protocols that underpin web3 they run inside they run on a very long tail of uh compute infrastructure web3 cloud is not only is not the only entity that runs it so if web3 cloud decided for example to shut down protocol to shut down all our compute infrastructure and we have say four protocols running those protocols will continue running they’re not going to shut down because we just shut it down right which is not the case in web 2. in web 2 if XYZ company decided to turn off power all the applications or most of the applications that are running inside will be affected and in many cases will be affected severely so when you hear whether on Amazon East

Coast is down that theoretically can’t happen or will happen but at least you can’t stop it what’s the difference when you hear that like all the internet is down because of the East Coast eh there are mirrors and repeaters and Etc in the web2 space to kind of to try to uh bridge this uh a bit but it is in the decision making power of one legal entity to decide to uh to shut you down

XYZ application in the in the uh web3 world that

that power is difficult to attain interesting because the the compute is distributed and is decentralized and even if XYZ entity meaning web3 cloud for example decided to shut down particular application that same

Application is running on many other compute infrastructures elsewhere that we don’t control right so Maggie when I say crypto and web3 what got you excited about you know being involved in the space and eventually starting this company but being involved in web 3 and crypto yes so my introduction to crypto was in

2016 in a corporate strategy meeting at IBM and they were talking about Technologies and financial services and someone was on the phone and they kept talking about blockchain and everybody in the room was like mute that guy he won’t stop talking about blockchain because he wasn’t in person and I took that as a well that’s really cool someone’s really excited about something at IBM I should go learn about what that is and I picked up a book in Barnes and

Noble in Union Square so a physical bookstore uh believe it or not and looked up blockchain and the lookup system there and picked up the blockchain Revolution and read that in about two days and that was all focused on the use cases so Global remittances Supply Chain uh being able to verify ownership of a variety of items especially in places in the world where that’s not possible the implications for finance taking things from t plus 3 so the time that you know

Financial payments are otherwise actually settle uh to t plus zero so instantly and it felt like I could be a part of something that was Tech that also had a social good element to it so

I wouldn’t be optimizing Watson for backend banking office processes and trying to sell that into big big Banks but I could be on the bleeding edge of tech and you know working with technology that changes the way value is created and distributed and who gets access to it so that was definitely when the light bulb went off in my head I was like oh this is finally it I can do something in Tech that has a better impact on the world than uh than what I’ve what I’ve seen today in my experience so that was in 2016 I spent the rest of uh 2016 hiding in a variety of cubicles at IBM and interviewing with blockchain companies I interviewed with paxos very early on a company called sweetbridge which is no longer around looked up blockchain on LinkedIn and found somebody that worked at consensus that went to University of Illinois with a bunch of my friends got the introduction met that person for coffee went into the consensus office this was early 2017. everyone was super happy young nice looked excited about what they were doing weren’t wearing uniforms and I was like this is it I have to work here it was a flat in Bushwick so very different than corporate offices in uh IBM and Midtown or Astor Place and Union

Square so you come from the Practical side like you were looking up applications first and it’s kind of a perfect partnership the two of you and and Sami comes out from a technology and stack and how this is going to happen so we’ll get into how you met so I think for me to try and explain it to my listeners all of web 2 probably wouldn’t happen if we were still hooking up our own Dell servers like back in web one right so

Along Comes AWS and they are I mean they are basically compute of web2 they allow startups like Stocktwits and Twitter and Twitter does it themselves let’s say but all these startups to hook up to

Amazon and traffic could scale up and down without you buying machines and unplugging machines you know and hiring extra people at the office that’s web 2 and then Azure and let’s say Google Cloud those are the three now competing and at first it became habit and here we are in 2022 and they’re all trillion dollar companies but now Heaven is kind of hell for anybody that wants to build a web 2 company because they are really our landlord and maybe less evil than the landlords of past but that’s what web 2 is we have three landlords then along comes web 3 which will need just as much compute if everybody has the same vision as they did and is that like the really

big difference Sami is that the way I should frame it or is there a different way to frame that no this is perfect framing um you know we we live uh in the backyard of three Giants and we get to operate within the rules and and the requirements set by them and changed by them at any moment uh web 3 basically allows us to uh get out of those three backyards that we are living in as entrepreneurs or content creators or innovators uh or users or consumer as well I mean we are all in the same in essence bucket between three or four or five no more than five giants that set the rules and monetize and they set the rules in the sense that you can’t get bigger than them because something’s going to happen along the way meaning we’re constrained now by our landlord and which is still fantastic for if you want to set up a Shopify store or a Blog don’t get me wrong it’s not going away the web 2 leaders are not going away but really I think the store I just think the store at Maggie has a better you know just just the marketing brain of hers with SheFi it’s storytelling and I think I believe in this why I’m finally excited is I can finally explain it in my own story so in my own story and tell me if I’m wrong I get to instead of starting my next company as a non-engineer I have to hire Engineers to build for Android for iOS for the web this apps all these things that are built to build Stocktwits for saying I’m not an engineer or designer so I was doomed in many ways from the beginning um I could theoretically build on the blockchain have my app I don’t have to get approval from Apple I can figure out how to get paid in ethereum there’s now cross-linked stuff that allows me still to get paid even though it’s on the blockchain with Apple pay or credit card so it allows me finally to understand there is an opportunity to still appeal globally to my audience but not have to be engineering and design heavy does that make sense am I right at some level um yes definitely I mean the the beauty of Open Source and composability is that you’re able to compound the effects uh the work of others on top of you know on top of each other kind of like a compound interest and the value exponentially accrue to to everybody in the open source Community I mean you’ve seen this to a great extent in Linux uh of the past you know I don’t know three four decades uh we’re seeing this multiply thousands in the web 3 space and every protocol or most of the protocols are open source and people are able to kind of add value on top of each other and exponentially accrue the value across the entire ecosystem now for me what that means Maggie and share me correct me FTX has a token and it was built on the erc20 so you can trade ftt I can go and take copy their code change a few numbers you know market cap whether how many I want uh traded Etc and like you said now I’m compounding the code meaning I’m now applying it to a completely different Community or product or Market to be completely used in my own way

uh hopefully for good some people we’re seeing just don’t know what they’re doing or doing it for greed and that’s the compounding of Open Source Code correct correct yes now it took you it took you much less time than the previous person uh to to get to similar results and that’s that’s the exponential value create uh and if somebody explained it and I guess it’s my fault because I just didn’t have the right Mentor or teacher or interest because

I was still stuck in web 2 uh or the right incentives I really understood who my overlords were um to understand how mind-blowing this is because the problem with open source has been the business model and this time open source is the business model your product your your whole existence and the fact that it’s plug and play and copy and pasteable and it’s really in the eye of it’s what you do with it and it doesn’t even have to be a business model and so explain to me you know the compounding thing is genius so code is now compounding and it’s such an important word composability Maggie what does that mean to you uh composability this does come from the early days of Open Source Code so a lot of web 1 was built on open source code and as you mentioned it didn’t have business models and now in web 3 we actually have the ability to combine business models atomically with open source code you could say in the web 3 world a lot of the code is open source and composable and composability really allows anyone in a network to leverage that open source code or leverage existing programs or you know leverage even existing business models that are open and adapt or build on top of them and so everything in web

3 in crypto can essentially within the same blockchain ecosystem uh Plug and

Play into each other so you can start uh leveraging code instead of building your own code whereas in web 2 the way they made business was by closed sourcing code having proprietary code we don’t know the algorithms that are defining TikTok but now we know we have to change the way we do Instagram if you run a any type of business that uses these social media platforms now Twitter has videos as well like none of that were were able to know and there was even a point in time where Twitter had open source api’s and then they closed them as soon as they got profitable correct we’re behind because of some of the mistakes Twitter made by you know and this won’t happen now and it’s just so interesting that it took me so long so so web one was much like the reason I didn’t understand web one is because first of all the screen sucked and the internet was more texty and cost of getting a computer was high in laptop sucked but and the speeds were slow but the products were all built like magazines so web one was just taking magazines putting them on the Internet and Along Comes web 2. the web 3 the reason I didn’t get excited about it and just luckily just directionally believed in the smart people and said we’ll make money that error is now over but was like let’s build Uber on the blockchain let’s build this on the blockchain let’s build that there was no real thought of what it really is and what it’s meant to be and so I looked at it with a crooked eye but now that I truly have seen some of our companies use it in different ways the light bulb has gone off and I am super super bullish so now I want to get into like how web3 Cloud started and what it is and why it’s such an important company and if not web3 Cloud there’ll be hundreds of these or with web3 Cloud this is not a winner take all world anymore in the blockchain world so the timing of of what you’re building is perfect (music)

so um origin story you know now we set the frame of where I think we are right like it took a while for Howard Howie uh Dumbo to really there was just so much noise I would say and such bad marketing and so much I don’t know just rush to like be rich and it felt like web3 was just you know bad web 2 um but you were excited you go to consensus you network give me the origin story of how a web3 cloud starts yes so in 2017 I joined consensus on a team called strategic initiatives so that was a team of ex-consultants that were in consensus to help either startups within the ecosystem uh grow and become something drive large client engagements or talk to companies and people that were interested in how blockchain fits into their strategy and so I worked closely with Joseph Lubin who is the co-founder of ethereum and founder of consensus and so in September

2017 he mentioned Advanced Micro Devices AMD and a couple other people wanted to meet with consensus to figure out what they should be doing in the blockchain space or to pitch an idea so Joe asked me to put together a presentation as all good Consultants know how to do that on you know what is ethereum what’s the origin story of ethereum what’s the timeline so ethereum used to have this timeline to switch to you know proof of stake where it’s at today and you know what are all the different use cases that where blockchain can be applied and then you know at the end actually what’s been going on with AMD and GPU sales uh even though that wasn’t necessarily talked about by the chip companies at that time Joe still wanted it in the deck so you know I’m a couple I’m fresh

fresh into consensus working late nights putting this deck together and um so then you know that was the materials that used in the first meeting with Sami a while and Dr Lisa Sue and um you know back in the day ethereum didn’t have a website so I was on Reddit reading Vitalik’s comments on Reddit trying to find out what the ethereum original ethereum timeline was so it was a quite a like fire hose of jumping into my role at consensus and Joe was so impressed with that he asked me to lead lead the closing the deal working with Sami while and other people from consensus closely to make this deal happen and originally it was going to be more of a Consulting type of deal but then Joe really liked what was happening so much and uh believed in Sami and

Wile’s Vision that you know he understood the compute uh that was happening in web

2 and how large it was and could see the storage compute all the applications running on top of it in web3 and so he wanted to go and build a more robust uh partnership and you know have some more skin in the game than just a Consulting agreement so from then on I met Sami and while in Dubai I talked a lot with them on the phone brought lawyers brought all these different people Joe and others to the table uh to to make web 3 Cloud happen but it was pretty soon after my uh my start at consensus so one of the first uh projects that came across my my desk and in the end with Nia it’s a great story so Sami were you working working still at one of the foundries or Texas

Instruments or Intel are you like in between and uh and you got the bug how did you get the bug and was the timing just yeah I mean the the the the the yeah this is this is a this is a brilliant way of of laying out the story

Maggie the um I I have been uh as I’m as I probably mentioned earlier kind of after the global foundries activity and semiconductor uh with bobadilla then the

AI company with IBM uh this is now 2016. it became difficult to ignore the whole blockchain and crypto space web 3 wasn’t used terminology frequently at that time uh but you know it’s in the technology space it was very difficult to ignore uh so I focused on uh starting something in that space we actually went uh Wael and myself uh my co-founder uh whom I’ve known from Intel days 20 plus years who happened to work for Movado as well or one of Movado entities um got together and said look we need to kind of bring in a um an expert in the space we like consensus we like Joe we as Maggie mentioned we kind of engaged on the premise of hiring consensus as a consultant to us to advise us on how to kind of maneuver the compute infrastructure idea if you will of the web 3 space but then we met Maggie we met Joe we met Jeremy and the rest of the consensus team it was you know we clicked uh Joe wanted to build something bigger than just a consultancy relationship like Maggie mentioned long story short web 3 Cloud was born in

2018 as a joint venture between AMD consensus and the founders we went to

Joe said we have to steal Maggie and we basically with a lot of effort and convincing and charm and uh managed to convince Joe to let us take Maggie with us and became independent entity and we named it wed 3 Cloud so it’s a it’s a it’s a joint venture between AMD which obviously is important to this and obviously Joe and consensus have so much knowledge and are ahead of the curve and and can hopefully see around corners to help you around infrastructure and compute so it’s really interesting and then when did you really know there was a business there so what’s the first thing you you partner with AMD you buy equipment yeah I mean we we um so 2016-2017 we said look

um decentralized compute the next internet the previous internet runs on massive compute infrastructure spread across the planet owned by few as we mentioned earlier the next internet is going to require massive compute infrastructure and we need to have the right co-travelers right Partners to kind of play in that space that’s kind of the 10 000 feet level insight and and this is what led to the build up of

web 3 cloud though it’s being built or spelled now um we announced we closed the the contracts in 2018 announced the company public in 2019 uh started building the compute infrastructure 2020 became Revenue generating and fast forward a couple years later and here we are on the process of closing a de-spac deal and becoming public and is the worst part of this meeting me like what what’s the worst day uh when did you know there was trouble was it the first Zoom call meeting you as was the most fun part

Howard so because you’ve had to explain this 700 times including today and I’m still taking notes and screwing this up so what has been the biggest disappointment you’re gonna both have different views if you if you could have plotted 2016 today Maggie you’ve now been through just as a second nasty bear

Market what gets you mad about the things that have is it too much money is it misdirection is it maximalist is it the verbiage like what is the thing that drives you like how far behind are we or is this just normal so that’s not even a question but Maggie will answer all those answer all the questions about what drives me a bit crazy in the space yeah so yes the first go into your first bear

Market is is never fun so might get some Pepto-Bismol or something uh in your stomach uh is uneasy about it but the the bear markets aren’t the worst part because it’s really focused on building and you know out of the last bear Market amazing companies came out of that so the whole decentralized Finance or defy ecosystem was you know born in a bear Market I the thing that drives me crazy is when people don’t understand that what’s being built are tools and they’re not uh answers to why they’re not wealthy so correct non-fungible tokens are tools

Dow structures are tools uh even storage infrastructure everything we’re building is a tool to build a business that accrues more value to the people who are building the business or you know building the product and so it puts more ownership in the people that are building these things and values accruing to all these different people but it’s not you know you launch an NFT or you launch a token or you have an idea for Uber on the blockchain and then you should be rich within you know four or five four or five days so I think that’s what can get a little noisy at times it can feel noisy and people will complain not understanding that these are just new tools that Empower you more as a builder and a Creator but you still have to have the sense and the savviness and the thing that people want on top of it in order for it to work out for you yes if there was no social media web3 would be so much further along because people wouldn’t know they could scam other people right like it’s the interpretation of the tools It’s Like

Home Depot might not have gotten built if everybody had their own way of scamming Contracting right like you’ve got to be able to but I need to be able to I don’t go into Home Depot because I want to build a home I still think it’s worth it for me to pay a contractor but in web 3 I have now been I’ve built a web 2 company uh good or bad I’ve built it and I know what I would have liked to have had I would like to have had maybe no VC I would like to have not had as many Engineers I would like to have not had to wait for iOS and Google approval I would have liked to maybe to be able to take ethereum and a credit card you know what I mean and and and and that’s what web3 is tools to allow someone like me to just grab shit off the shelf and put all these pieces together as as you would say using the term open source but I think because of social media every figure since everybody’s connected might as well try and make a buck off of it without even thinking about how good or bad these tools are so yes thanks for laying that out Maggie what is for Sami what do you see how ahead or behind are we and what is the next click here that just makes everything what makes everybody understand it uh yeah I mean I think look I think we are in the adoption curve to use an analogy uh if you compare it to the internet that we’re used to and and dating myself uh in the process we are

1997 1998 uh in the internet days so we are very early in adoption cycle um obviously crypto and blockchain is a known terminology I think what we need to see next is Clarity and Confidence from the regulation framework to make it easier for the institutions to come in in a big way I mean we we see that significant names that you know two years ago would we would not have have imagined that they would get into the the crypto space now have their own trade desks and they’re launching different kinds of financial instruments around crypto massive massive names we all know all of them it’s stunning that all of these entities now are in that space again two years ago you would be crazy to kind of dream of that so I think regulations will lead to comfort at the institution level will lead to adoption will lead to larger developer Community around all the different use cases using all the tools that Maggie mentions and more and more Innovation I think uh so that’s that’s what I think that is going to be a catalyst if you will um I think we’re we’re progressing in that space in a meaningful way I mean obviously I wish we were faster here in the US but nonetheless we are progressing responsibly in in that direction um bear markets are good and bad I mean bear markets obviously are bad for your portfolio value um but they’re good for building bear markets are excellent times for you to build uh prices of compute infrastructure and Hardware

substantially lower than it was a year ago across the entire semiconductor ecosystem uh you’re able to ship things you know a year ago shipping it’s 60 percent cheaper to ship stuff from China today for example today so bear markets are not bad bear markets are good if you if you are in the building business like us you actually this is an opportunity uh for you to kind of um prepare for the upcoming cycle yes so this is why I said like I sometimes you just get lucky right I didn’t understand crypto I didn’t like the people that were explaining it to me not that I didn’t trust them I didn’t like them but now I have of the people that steered me into web 2 steering me into I don’t need to be first right and there’s some places I’ll never go no matter how many people have gone but now all the signals are there and so what should people then think about infrastructure who is a customer like what needs to go well for you why are you so confident that infrastructure is the way is is the next thing that has to happen Sami I mean look we’ve seen the movie before again dating myself um the computer infrastructure and the standardization that led to the build up of all these data centers and then the millions of applications that basically uh we live within on a daily basis we’ve seen that movie before on the you know in the web in the current Internet we are confident this movie is repeating uh new compute infrastructure is necessary for the decentralized internet that is web 3 and uh we that’s that’s what we focus on this is what our skill set is this is how we put our Partnerships together this is what we have you know kind of the expertise that we have and the secret sauce is how do we facilitate the build up of this massive compute infrastructure needed physical infrastructure needed for the new wave of use cases so let me put my um because I’m I’m not a pumper I’m more like a realist and I want to explain this to my audience is if we look back at history in a very recent history Warren Buffett who’s called Bitcoin rat poison um forgetting whether he believes or not with JP Morgan what Jamie Diamond says in the end he’s somewhat genius even though his messaging is mean and and harsh and and no one knows truly it’s like when a pitcher throws at a bat or only the pitcher knows but his his owning of Apple is really a bet on bitcoin right because if it becomes big enough or important enough and sorry and and and and other protocols because if it comes big enough Apple will build a wallet Apple will you know be the bank Apple will have a crypto exchange Apple will do all the things that that are necessary Apple may you know lower their App Store fees so in a way he’s already made his bet because he has so much money and this is what people don’t understand well crypto’s not thing because Warren Buffett doesn’t he couldn’t move the needle if he bought all of crypto so his bet is on Apple saying that eh if it becomes a thing and

10 million or 100 million wallets happen Apple’s the best play so you sit in a different spot and so in that play I guess he’s gonna say one day when when crypto gets big enough Amazon’s my proxy for compute um explain to people the difference between how he’s thinking about it and how you’re thinking about it because there’s that in between where web3 Cloud can grow and hundreds of web

3 clouds the same yes um I mean I wish I can get inside Buffet’s brain and I know I’m starting to just it’s just size law of large numbers well he doesn’t have to worry about it I I yeah exactly exactly I um I I don’t understand exactly how he has thinking about it I think the logic you laid is is uh very very thoughtful um he you know I mean as he described he monetizes no matter how you slice it given the with the width and width of his portfolio um where we sit is uh in a in a different spot we say look um new computers needed new business model is needed and there should be a company that helps developers and in in the web3 world bring their creation into the physical world most of protocol developers are focused on the bits and the atoms needed to run those bits look different not at the atom level but uh at the compute level at the atom level they’re the same at the compute level they look different than the the previous revolution around the internet and there isn’t really uh there should be many who are three clouds like us dedicating their energy their skills their talents their their Capital to help those developers run those new use cases on new protocols on the optimal the most optimal Hardware infrastructure needed for their use cases and that’s basically what we are doing and that’s why we are excited we are excited because you know we we are as I mentioned to you earlier or before Howard we are kind of web3 maximalists if you will we’re not a particular crypto maximalist we are web3 maximalists we think we brings a lot of good to the world and that web3 requires physical infrastructure and we are very good playing physical infrastructure so we’re putting all our energy to put that physical infrastructure on the ground in the ground so that web3 protocols and use cases scale quickly and accrue value that like

we described earlier to everybody so today the money you’ve raised how many uh stand up facilities do you have we are in six data centers 100 percent in the US and we are adding um you know on a quarterly basis to our

footprint and so you’ve got to manage this is the hard part you and Maggie you’ve got to manage the boom bust cycle Maybe I’m

Wrong that is compute and uh Transportation uh technology Cycles buying this stuff price uh changes in in compute then you’ve got to uh obviously it doesn’t work if we if web3 isn’t growing but I think we can all agree it’s growing and then you’ve got to manage the hardware manufacturers so what is the what’s the hardest part of this um um I think I mean all of it is hard I think the the um having the discipline to maneuver

these Cycles is probably the most important part because you need to be disciplined and you need to be disciplined and hiring you need to be disciplined in spending uh you need to be disciplined in investing uh you know um it’s it’s it it takes a lot of guts to say you know what bear Market I have a vision we believe in it we are going to invest we are going to you know took a lot of guts for us to say pandemic occurred lockdown March 2020 but we are flooring the paddle and building our compute infrastructure and we became Revenue generating two months after the lockdown (music) so managing emotions and the discipline

of dealing with the Cycles at the macro and the micro level takes enormous amount of uh um cycles and and skills from from all entire management team I would say that’s probably the hardest part um but we are very very very good at building compute infrastructure we’re very very good at negotiating the best deals getting the best hardware from point A to point B and deciding point B A you know C D where do we put it for most optimal use yeah that is that is that is something that we are very good at and uh we continue to build up on that skill yeah my partner you know Doug and Paul and Lazarow we’ve you know visited the centers and it’s it’s really intriguing is it more storage or compute how should people think about this how do you want people to think about this uh you can’t do anything without storage you can’t do anything without compute every application requires both to run and the the magic is you know what’s the mix uh that gives you Maximum Auto IC and gives the developers the maximum flexibility right there’s a few key knobs that you’re constantly got it you got to be listening to all the the macro wins and the prices and there’s knobs that eventually will be turning absolutely and also you have to be embedded in the ecosystem I mean Maggie and and Maggie’s team spent enormous amount of time and energy being in every possible developer Forum in every possible industry events networking within all the creators as much as possible um and and being on top of the the innovation in that space it’s very very critical that you are you know because that we are the bridge basically we are at the bridge we are on the bridge between the developers and the physical world and you know me I I kept my mouth shut for months let my team work on this but now I see it meaning I’m so confident again I’ll never understand infrastructure and I and I respect everything that’s been built and what you guys have built but as a user now as someone who’s going to need compute as someone who totally gets it I’m 57 and an idiot so imagine the tens of millions of people where the light bulb is going to go out meaning I’m so excited and I’ll walk you through it I’m building I’m so excited that I’m building something so the 20 to 40 000 people that read my email and tweets a day will be able to practically see how

I think about NFTs and payments and compute and infrastructure in the word trustless which we’ll get to in a second because I can now use these things in a way that I want to use them so for me Maggie I come to you and I say I’ve Got 5 000 NFTs or I have a a business what is a customer how does who calls web3 or what what does a customer look like and what is the day-to-day look like of of building this brand like who who who is web3 doing business with yes so we don’t have anybody coming to us with their NFT collection yet we’re not quite at that stage so as Sami mentioned since I’ve been in this space I’ve been going to every developer conference every industry conference uh getting to know Builders so lead developers CTOs and CEOs and COOs of protocols and the investors so I know the investors at Paradigm I know the CEO of Ave which is a lending platform I know the CEO of a pocket Network which is a decentralized infrastructure play so that’s where I’ve spent a lot of my energy getting to know who these teams are what they’re building and what their needs are so by you mentioned timing is everything in 2018 when it was a down Market it was a lot easier to get to know the key players who were still here believing in building and things so my network or my you know one degree of separation is pretty large if we want to talk to somebody it’s likely I can get them within a day if I don’t know them somebody I know knows them so that’s how

I think about it but more than that so we’ll see a trend happening or we’ll be staying on top of Trends so what I do is

I’d like to dive in in research what that topic is so if it’s a storage or this new area called zero knowledge systems where we can you know prove that something happened without knowing what went into it I’ll go learn how it works uh bring it back to the team the team and I will identify what’s the compute or storage need for that specific use case and then I’ll go and I’ll get all the CEOs and founding teams of those uh companies and start talking with them and we can do a lot of different things with them since we have AMD as our joint venture partner we can even bring AMD to the table when these protocols that are building software are starting to now really think about like what is my optimal Hardware design look like and we actually have done that with protocols before and helped them you know bring down the costs of their design and the efficiency of their design by bringing AMD to the table so as Sami mentioned we’re really that bridge and that’s by getting to know the people building this stuff and working with them from the very beginning of what they’re trying to build absolutely so so you’re the bridge but what is sort of interrupt but you’re the bridge but you have a lot of rev like the the it’s not a non-revenue business so what I’m saying is how does the machine how does it register ring for web3 yeah so the you know the difference between web 2 and web 3 is web 3 is run by blockchain protocols and so these protocols uh automatically or autonomously reward people with their tokens for doing certain activities and in our case it’s deploying compute or deploying storage infrastructure so that’s actually codified or coded into the software of these blockchain protocols so we know that we do the research and then we deploy the infrastructure and then we automatically start earning those protocol Rewards so how does web3 think about this then in terms of growing the business and getting paid yeah I mean the the so we I mean we as we mentioned earlier we are the bridge uh between bits and atoms uh protocol developers uh a genius in building incredible protocols with the most creative use cases and the most creative you know open source applications uh that are in a software space they need the physical layer to run um the physical layer that exists today within the three or four or five backyards we mentioned is in many cases not suitable from their kind of compute inside but also most certainly not suitable from the cost uh and lock that you see in the current web too so they need somebody to go and build a new physical layer a new physical infrastructure that is decentralized that is outside of the lock that is exactly the right compute architecture they need for their application for their protocol and takes on the hard work of laying that infrastructure and that’s basically us and so you’re also a software company we build our own software but our software is meant to optimize the hardware for the protocol and monitor the thousands and tens of thousands of devices we have within our data centers we have not ventured into the protocol building a piece of the stack yet (music)

it’s just fascinating so a couple more terms and then a few more questions um whenever the word trust gets thrown around uh I get nervous there’s this word trustless what does trustless mean

I think I mean let’s see Maggie do you want to start with this and I’ll and I’ll come in I think Maggie will have an excellent description thank you yes so what we mean when we’re talking about trustless or trustlessness in crypto and web3 so this goes all the way back to the beginning of crypto this is why so many people found it revolutionary is that you don’t need to have a trusted or third-party a Bank a person any type of intermediary between you and you know sending money to someone else anywhere else in the world so you no longer have to trust parties to verify transactions to be in the middle of any type of exchange you have and so the system of blockchains they allow you to execute actions without relying on any other human or organization in the middle of it and since there’s no intermediary party that’s the thing that you used to have to trust uh eliminating that makes these systems trustless so now you can interact with anybody anywhere in the world and you can guarantee that you know your money or your NFT or whatever action you’re going to take is going to happen and it’s all being executed by code and now you can interact with humans you don’t even know and you don’t have to trust and so because there’s no human intermediaries between you and the way these transactions are done it’s called trustless that is so cool yeah so that’s the Revolutionary right um this whole Innovation around I think it’s probably the biggest innovation in the whole blockchain is the ability to digitize trust we have Trends from trust from a function that is done by a massive centralized entity to a utility that by plugging into the ethereum network for example as if you’re plugging into power for your coffee maker you’re plugging into the ethereum network and you don’t don’t need to do anything just by plugging into it meaning executing transactions on it you you enjoy the trust of the entire blockchain that’s called ethereum that is revolutionary and that has you know led to use cases that we couldn’t imagine for example decentralized Finance you know de-fi is tens of billions of dollars sitting on protocols run by people that you’ve never met you don’t know them you don’t know where they are but you know that they’re running on a significantly trustworthy consensus layer based Network called ethereum and since you brought up ethereum what is the merge happen what is staking to the person listening here that’s going to hear this a lot

Maggie yeah Maggie yes this is why SheFi is such a good idea it really is so a staking is the act of locking up or depositing so when you hear the word stake just think depositing uh your crypto into a blockchain and for doing that you earn rewards in that same crypto back so it’s like a high yield savings account uh for your crypto to put it in traditional financial terms but the user just has to deposit their crypto and while it’s deposited they’re earning rewards for doing that and if they unstake it or they claim their deposit back then they’ll stop earning rewards a staking can be done through exchanges which is why probably a lot of people may have heard of it because coinbase offers it Gemini offers it and so it’s becoming more popular and the reason you would the reason staking exists is it blockchains ethereum now post merge is a proof of stake Network and so what that means is that people lock up Financial stake and for doing so that stake is used to validate transactions on the network and secure the network without going into too much detail but that’s the idea so proof of stake you’re putting up Capital that’s your proof of stake and this stake allows validators to validate transactions on the network update the state of the network and also secure the network I still think it’s can I mean I know that you understand it but it still does I’ve been around so long but I get the lending part so for staking to be mainstream what makes it mainstream for people to understand I mean is it just doing it on coinbase or is it some other thing that like LeapFrogs that people understand it I mean I think Maggie kind of said it in her description uh basically it’s the future yield uh interest generating uh savings accounts uh is is basically going to be staking staking is uh from from consumer point of view and Enterprise and the institutions um you have digital assets on your in your portfolio you can have those digital assets sit in a cold wallet and generate no uh income for you no passive income for you or you can take those or a portion of your digital assets portfolio and stake it in the different protocols and now it’s generating passive income for you this is true for the individual for the Enterprise and for the institution and I I mean we and then many examples right I mean we know that uh um many many public companies have Bitcoin and ethereum uh on their balance on their balance sheet and and in many cases um they are monetizing those through a multitude of staking Vehicles so it’s a way of generating rewards to generating passive income for you that’s the the this is how consumers should view it um from the blockchain perspective it’s a mechanism of securing the blockchain basically if there is a billion dollar of staked uh tokens of protocol XYZ roughly speaking you’re gonna need to mount half a billion dollar worth or 51 half a billion dollar worth to attack that Network it just raises the barrier of Entry it’s basically the walls around the Vault where your money is saved correct and this is what’s exciting is is this part plus NFT is where this growth is kind of this endless growth is going to come from because an NFT is just a file yeah and so when I say the word nodes are going to Dethrone Tech drives it’s a great article from Apple to Google what is that explain that to people I did this is basically the the summary of what we have been discussing uh a new internet Paradigm is emerging is going to require new business model that is not like the one we have today in the internet and it’s going to require a new physical infrastructure players like web3 cloud and new uh bits digital logical infrastructure players like the thousands and thousands of companies that are in the web 3 space uh and and you know we’ve seen it in technology we read about it uh significant dislocation in technology creates new leaders and in many cases remove previous ones we’ve seen it over and over again in history yeah this is what makes the Buffett stuff so interesting where a guy who didn’t own Tech is 40 of his money is in

Apple if I think of web3 and all the definitions you’ve shared with me the internet is owned by the builders and users orchestrated with tokens Warren can’t make that bet so the best bet to make is on the biggest Monopoly that exists today which is Apple which can easily enter the business because they can work with the government the other definition of web 3 I like it is the internet of value now we can send and receive more than bids we can send and receive value exactly and for all those people that have been locked out that’s what’s exciting (music) what makes you most bullish

what’s going to happen is there anything that like is super cool Maggie that people should have on their radar that like what brings on this next 50 million people is it does it have to be a better wallet does it have to what is the thing it’s hard to pick one thing I definitely think you bring up a good point about the wallet so a wallet is what it sounds like it’s a place to store and manage and send crypto from but it’s really what allows you to interact with the blockchain so it’s like your gateway to web3 and right now there’s a lot of you know signing transactions and seeing a lot of techy stuff in that process and having to remember seed phrases uh which is this recovery phrase in case you lose your wallet but you can’t store it in your computer even in a password manager so it’s you know puts a lot of responsibility on every individual person so you know with ownership of your assets comes great responsibility but I still think yes I still think there’s going to be uh more abstraction needed more interesting recovery models that are maybe more social related uh ways to you know make it easier to use this Gateway and start using all these applications better user interfaces that will really lead the next uh onboarding of millions of people it’ll have to be as easy as you know an app on an app on your phone and we still have a little bit of ways to go hard to bet against that not happening at this point is my why I’m excited yes I was just at a ethereum conference last week in Bogota Colombia called Devcon and that was a big topic how do we how do we abstract things away that are unnecessary for people to have to deal with and because to me I’m not a gamer so it needs to be a place that is a place where I feel comfortable to keep some money is like a change purse starts out as a change purse but when becomes something much more than that it’s hard for me to bet against that what’s the most interesting chain out there blockchain out there like to you

Maggie first and uh then the geek next

I think that’s a tough one to pick from I I did a panel with a a woman named Vee Lee who was an a regulator of 10 years and now is at Bain Capital crypto working on policy and she ended the panel I was hosting it by saying uh let’s you know have policies that let a thousand blockchains Bloom and I liked that a lot you know I come from the ethereum ecosystem it was really cool because I didn’t need to be a VC in order to invest in it and that’s not really the case anymore with some of these blockchains but I see all of them having different use cases and purposes so you’ll have storage you’ll have I will bet my money on people are building blockchains with stable diffusion which is this new AI technology text to picture people will be building blockchains just for social media so you know web3 Cloud once as Vee said a thousand blockchains to bloom because as we mentioned we can support all of them with our infrastructure so I’m not gonna place a bet on a favorite and uh you know maximalism is never a good thing to be even in life you want to Diversified portfolio I’m glad you gave that answers away I that’s why we’re so excited to work with you is the timing for me is two things it seems impossible that 100 million people won’t have a great wallet it may be a thousand wallet Bloom but we’re close closer than we were four years ago and we’ve got now all the cynicism cynicism is like a bear Market is good you know bull markets are born on uh doubters and so not everybody gets to play if you wanna you don’t have to play you still use dollars luckily if you live in the U.S but I think a thousand wallets Bloom that would be the best scenario so I’m not a wallet maximalist and I think you know cool to hear that because you’re positioned well for letting a thousand blockchains Bloom so I love that answer as a geek though

Sami uh AMD or Intel seeing that you worked at Intel on your partners with

AMD AMD of course okay so so

um I just because I mean I mean Lisa at least Dr Lisa is just an unbelievable CEO and at some point though um will this be International or is everything is this the globalization thing mean that uh web threes focus on the US for now how does that work I mean the whole notion of decentralization is to get out of the to to kind of free yourself from the geopolitical geographical uh disruption that we get from time to time I mean that’s that’s the beauty of decentralization in the physical world because we are in the atom space um you know shipping uh supply chain disruption supply chain resilience all what’s happening at the macro level between China and Etc are you know pieces in the chess that we have to kind of uh plan for and have plan and have you know the risk a b and c and and that’s part of what what we do but at at the blockchain level at the web 3 level it’s meant to abstract all these complexities and kind of rise above it yeah I mean why we Doug Paul I Mike and my board and teammate this bet is it feels to me that compute infrastructure will just end with like explaining the difference between Bitcoin and and compute as it relates to block other blockchains is you know in the you in the you want to own an s&p of crypto there there’s there’s some companies that have some creative tokens that created the track but indirectly if someone of you know and you know the government’s not allowing ETFs so indirectly these infrastructure companies become kind of an ETF so really an infrastructure Company is almost the most interesting Diversified way for an individual eventually when there’s a few of these trading publicly to own a piece of this directional bet that is compute that’s exactly the key Insight that that led us to building this company the way it’s built now because the best way to judge a protocol one of the best ways to judge a protocol and its utility is to look at the physical infrastructure that underpins that protocol and if that’s significant you know that that protocol has utility it has developers has adoption and is here to stay yes so whereas the geek look on GitHub and say this this is where the action is a retail investor one day whether they can put in a Bitcoin ETF or ethereum ETF doesn’t become about that because there’ll be companies like yourself that people can say I own a piece of all the best and thousand blockchains to bloom like Maggie said all inside web3 Cloud what a perfect way to end it you guys uh thanks for being patient this has been such a long process you know from 2016 uh you’ve compounded your headaches by believing this should be a public company um you’ve done a great job putting Partners together so so kudos to you because this stuff has to happen so it might as well be you because to the patient people that understand the tech uh code the spoils and I think the timing is is very good for this I really appreciate your time likewise and I’m excited to have you both on as we have kind of like SPAC week meets crypto week meets web 3 week and we have all these special guests coming up and you guys will be part of the panels and we and we and we really try and break this down for people love it looking forward okay Maggie thank you uh for doing it such a great job with us and uh for uh going to work with these guys and uh for falling under their spell it’s been really fun learning from you and working with you and we’ll be talking a lot together over the next few months and uh I will uh let you go thank you thank you

(music)

Knut Howie do you feel like I’m there and you can see I still struggle with verbalizing but over the course of a few podcasts here with them and some other guests people hopefully will really because I don’t have all the answers no but does it feel like I’m understanding it a little better you are understanding it quite well I am I still got a long ways to go but I’m sure that these next pods will will help explain things but the thing about how they’ve been at it since 2016. you’ve got 20 years of Intel building foundries he knows what has to be done but there’s just so many moving parts and then Maggie is such a great front person eloquently explaining the business side of this and absolutely in in the details but I think the key part of this is you know we’ve had such complaining about the SEC and ETFs

Etc but the market just takes care of this themselves right people will figure this out right

Amazon was a great way to

own web too because they powered everything and and if we are correct or

I am correct or my team is correct or Sami is correct in AMD and consensus are correct it will be a compute company like this that will become a proxy maybe not this one could be a thousand of these that become a proxy for how you should own the next level of Internet with less risk or more risk depending on how they run their treasury but this is really such an interesting moment in time because it’s Global it’s decentralized and it seems pretty fair um but yet there’s just tons of risk but that comes with the opportunity so uh thanks for doing that of course um it’s great to have you’ll be hearing more of Sami and Maggie here on Panic with friends as we go deep down the rabbit hole and teach me how to do this over the next few months because in this panic I could talk about stocks and I could talk about the vix but I’m trying to also position our firm social leverage and a lot of our funds that listen in here on how to make 10 find a

10 or 20 year Trend and I feel like we are finally at the cusp of something huge so you can call it crypto you can call it blockchain you can call it decentralization you can play with infrastructure or high-risk gaming like playing at independent companies but I’m fascinated by this infrastructure play because of the Thousand wallet idea and the Thousand blockchains much like religion Knut there’s not one religion there’s thousands of them and they just keep happening and it’s not to judge one or the other for certain people it works for other people it doesn’t and so you are listening to Panic with friends Knut and I sit down with friends investors

Traders Venture capitalists people who are living trying to live Peak around the corner we share we do this once a week and go to Spotify Apple Google search Panic with friends or Howard

Lindzon subscribe every Thursday you get an alert you won’t have to worry about it and listen to one of these podcasts have a great week everybody

Howard Lindzon is the founder and general partner at Social leverage all opinions expressed by Howard and podcast guests are solely their own opinions and do not reflect the opinion of social leverage or stock twits this podcast is for informational purposes only and should not be relied upon for decisions guests m ay maintain positions and securities discussed in this podcast.

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This communication (the “Communication”) includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics (including Revenue, EBITDA, EBITDA Margin and Capex), projections of industry supply and demand, pricing and market opportunity, the satisfaction of closing conditions to the Business Combination and any related transactions, the level of redemptions by the Social Leverage Acquisition Corp I’s (“SLAC” or the “Company”) public stockholders and the timing of the completion of the proposed business combination (the “Business Combination”) between SLAC and W3BCLOUD Holdings Inc. (“W3BCLOUD”), including the anticipated closing date of the Business Combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this Communication and on the current expectations of the Company’s and W3BCLOUD’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of the Company and W3BCLOUD.

These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of the Company are not obtained; (iii) the ability to maintain the listing of the combined Company’s securities on the stock exchange; (iv) the risk that the Business Combination disrupts current plans and operations of the Company or W3BCLOUD as a result of the announcement and consummation of the transaction described herein; (v) the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; (vi) the failure to realize the anticipated benefits of the Business Combination; (vii) risks relating to the uncertainty of the projected financial information with respect to W3BCLOUD and costs related to the Business

Combination; (viii) risks related to the rollout of W3BCLOUD’s business strategy and the timing of expected business milestones; (ix) the effects of competition on W3BCLOUD’s future business and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) risks related to domestic and international political and macroeconomic uncertainty; (xii) the outcome of any legal proceedings that may be instituted against the Company, W3BCLOUD or any of their respective directors or officers, following the announcement of the Business Combination; (xiii) the amount of redemption requests made by the Company’s public stockholders; (xiv) the ability of the Company or the combined company to issue equity, if any, in connection with the Business Combination or to otherwise obtain financing in the future; (xv) the impact of the global COVID-19 pandemic and governmental responses on any of the foregoing risks; (xvi) risks related to digital assets technology, industry and regulations; (xvii) changes in laws and regulations; and (xviii) those factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Report on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022, in each case, under the heading “Risk Factors,” and other documents of the Company to be filed with the Securities and Exchange Commission (the “SEC”). The Company and W3BCLOUD caution that the foregoing list of factors is not exclusive or exhaustive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. If any of these risks materialize or the Company’s or the W3BCLOUD’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither the Company nor W3BCLOUD presently know or that the Company and W3BCLOUD currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s and W3BCLOUD’s expectations, plans or forecasts of future events and views as of the date of this communication. The Company and W3BCLOUD anticipate that subsequent events and developments will cause the Company’s and W3BCLOUD’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company and W3BCLOUD specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s or W3BCLOUD’s assessments as of any date subsequent to the date of this communication. Neither the Company nor W3BCLOUD gives any assurance that W3BCLOUD or the Company will achieve its expectations. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information about the Business Combination and Where to Find It

In connection with the Business Combination, the Company has filed with the SEC a preliminary proxy statement, which will be mailed (if and when available) to all Company stockholders once definitive (the “Proxy Statement”), and certain other related documents, which will be distributed to holders of shares of the Company’s common stock in connection with the Company’s solicitation of proxies for the vote by the Company’s stockholders with respect to the Business Combination as well as other matters as may be described in the Proxy Statement. This communication is not intended to be, and is not, a substitute for the preliminary proxy statement or any other document that the Company has filed or may file with the SEC in connection with the Business Combination. The Company’s stockholders and other interested persons are advised to read, when available, the Proxy Statement, as well as other documents filed with the SEC in connection with the Business Combination, as these materials will contain important information about the parties to the Business Combination Agreement, the Company and the Business Combination. Copies of the definitive proxy statement and all other relevant materials for the Business Combination filed or that will be filed with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by the Company may be obtained free by directing a request to: Social Leverage Acquisition Corp I, 8390 E. Via De Ventura, Suite F110-207, Scottsdale, Arizona 85258, Attention: Howard Lindzon.

Participants in the Solicitation

SLAC, WEBCLOUD and certain of their respective directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from SLAC’s stockholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of SLAC’s directors and executive officers in SLAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 31, 2022. A list of the names, affiliations and interests of SLAC’s directors and executive officers in SLAC will be contained in a proxy statement relating to the proposed transaction that will be filed with the SEC. Investors may obtain additional information regarding the interests of participants in the solicitation of proxies from SLAC’s stockholders in connection with in the proposed transaction, which may, in some cases, be different than those of SLAC’s stockholders generally, by reading the proxy statement relating to the proposed transaction when it is filed with the SEC and other materials that may be filed with the SEC in connection with the proposed transaction when they become available. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov or by directing a request to: Social Leverage Acquisition Corp I, 8390 E. Via De Ventura, Suite F110-207, Scottsdale, Arizona 85258, Attention: Howard Lindzon.

No Offer or Solicitation

This Communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act.